UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 14, 2014
Date of Report (Date of earliest event reported)
Frank’s International N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands
(Address of principal executive offices)

+31 (0)20 693 8597
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated Articles of Association
On May 14, 2014, Frank’s International N.V. (the “Company”) amended and restated its Articles of Association (as amended, the “Articles”), effective as of May 14, 2014 immediately upon the approval by the Company’s shareholders (as described below). The amendments effected the following changes:

•	the authorized capital of the Company was increased from EUR 2,400,000 to EUR 7,980,960;

•
a clarification that the Company’s board of managing directors (the “Management Board”), with approval by the Company’s board of supervisory directors (the “Supervisory Board”), has the authority to determine the reservation and distribution of the Company’s profits (remaining after the payment of the dividend on the Company’s preferred stock), giving the Management Board, with approval by the Supervisory Board, the ability to resolve to pay quarterly dividends, annual dividends and other distributions;

•	the removal of the general fifteen days’ notice period for convening shareholder meetings, since applicable law and New York Stock Exchange regulations may require a different period;

•
the inclusion of a provision as required under Dutch law to enable the Company to apply a record date (known under Dutch law as a “registration date”) when convening a shareholders meeting, which according to Dutch law as presently in force is required to be the twenty-eighth day before the day of the meeting; and

•
an amendment to the liquidation proceeds clause in the Articles in order to clarify that upon the liquidation of the Company, the entitlement of the holders of the Company’s preferred stock will be limited to their unpaid dividends for previous years, the pro rata dividend for the current year and the nominal amount paid for those shares and whatever sum remains will be paid to the holders of the Company’s common shares in proportion to their shareholdings.

The foregoing description of the amendments is not complete and is qualified in its entirety by reference to the full text of the Articles, as amended and restated, which is filed as Exhibit 3.1 to this Current Report on 8-K and incorporated in this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held an annual meeting of its common and preferred shareholders (the “Annual Meeting”) on May 14, 2014. At the Annual Meeting, the Company’s shareholders were requested to: (1) elect six directors to the Supervisory Board to serve until the Company’s annual meeting of shareholders in 2015; (2) discuss the annual report for the fiscal year ended December 31, 2013, including the corporate governance paragraph, to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2013; (3) discharge the sole member of the Management Board from liability in respect of the exercise of its duties during the fiscal year ended December 31, 2013; (4) discharge the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2013; (5) appoint PricewaterhouseCoopers Accountants N.V. as our auditor who will audit the statutory annual accounts of the Company for the fiscal year ending December 31, 2014 as required by Dutch law; (6) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; (7) approve the remuneration policy for the Management Board as proposed by the Supervisory Board; (8) approve the remuneration of the members of the Supervisory Board; (9) approve and ratify the interim dividends on the common shares declared and paid in the fourth quarter of 2013 and the first quarter of 2014; (10) approve and resolve certain amendments to the Articles: 10(A) - Amendments to Article 4 of the Articles; 10(B) - Amendments to Article 32 of the Articles; 10(C) - Amendments to Article 35 of the Articles; 10(D) - Amendments to Articles 40 and 41 of the Articles; 10(E) - Amendments to Article 44 of the Articles; and (11) transact such other business as may properly come before the annual meeting or any adjournment thereof.

The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on March 31, 2014:

1. Each of the directors that were nominated for election by the Supervisory Board and the Company’s Management Board was elected to serve until the Company’s 2015 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON- VOTES
Donald Keith Mosing	185,297,430	16,526,055	—
Kirkland D. Mosing	185,349,733	16,473,752	—
Steven B. Mosing	185,351,640	16,471,845	—
Sheldon R. Erikson	201,351,644	471,841	—
Michael C. Kearney	201,358,288	465,197	—
Gary P. Luquette	201,357,568	465,917	—

2. The proposal to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2013 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
201,812,917	5,972	4,596	—

3. The proposal to discharge the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the fiscal year ended December 31, 2013 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
199,559,707	2,247,464	16,314	—

4. The proposal to discharge the members of the Company’s Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2013 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
199,554,078	2,252,119	17,288	—

5. The proposal to appoint PricewaterhouseCoopers Accountants N.V. as our auditor who will audit the statutory annual accounts of the Company for the fiscal year ending December 31, 2014 as required by Dutch law was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
201,428,481	390,208	4,796	—

6. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
201,428,911	389,678	4,896	—

7. The proposal to approve the remuneration policy for the Management Board as proposed by the Supervisory Board was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
197,330,829	2,211,292	2,281,364	—

8. The proposal to approve the remuneration of the members of the Supervisory Board was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
201,692,303	117,178	14,004	—

9. The proposal to approve and ratify the interim dividends on the common shares declared and paid in the fourth quarter of 2013 and the first quarter of 2014 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
201,814,509	3,245	5,731	—

10. The proposals to approve and resolve certain amendments to the Articles: 10(A) - Amendments to Article 4 of the Articles; 10(B) - Amendments to Article 32 of the Articles; 10(C) - Amendments to Article 35 of the Articles; 10(D) - Amendments to Articles 40 and 41 of the Articles; 10(E) - Amendments to Article 44 of the Articles were each approved. The voting results of each of the proposals were as follows:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
10(A)	201,781,490	22,234	19,761	—
10(B)	201,782,297	23,477	17,711	—
10(C)	201,781,397	24,377	17,711	—
10(D)	201,575,366	231,208	16,911	—
10(E)	201,781,923	24,051	17,511	—

Item 8.01 Other Events.

On May 14, 2014, the Board approved a cash dividend of $0.075 per share (subject to applicable Dutch dividend withholding tax) to all common stockholders of record as of May 30, 2014, and with a payment date on June 20, 2014, as part of its regular quarterly cash dividend program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description of the Exhibit
3.1	Deed of Amendment to the Articles of Association of Frank's International N.V. dated May 14, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANK'S INTERNATIONAL N.V.

Date: May 16, 2014	By:	/s/ Brian D. Baird
Brian D. Baird
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
3.1	Deed of Amendment to the Articles of Association of Frank's International N.V. dated May 14, 2014.